UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2020

PCT LTD

(Exact name of registrant as specified in its charter)

Nevada	000-31549	90-0578516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street Little River, South Carolina	29566
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 390-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure

PCT LTD DISCUSSES ITS RAPID GROWTH AND EXPANSION PLANS WITH THE STOCK DAY PODCAST

Phoenix, Arizona--(Newsfile Corp. - April 21, 2020) - The Stock Day Podcast welcomed PCT LTD (OTC Pink: PCTL), a company that focuses its business on acquiring, developing and providing sustainable, environmentally safe disinfecting, cleaning and tracking technologies. CEO of the Company, Gary Grieco, joined Stock Day host Everett Jolly.

Jolly began the interview by noting the Company's recent increase in sales, and asked whether or not this trend is expected to continue. "Yes, we had this big rush to sell, but now what is occurring is we are beginning to get another line of distributors," explained Grieco, noting that the Company currently has three new distributors and is expecting to add an additional three to four distributors within the next ten days. "Each one of these distributors is already in business," said Grieco. "What they are doing is shifting from using the harsh chemicals to using our product in their businesses," he continued, adding that hospitals have also expanded their use of the product in their facilities.

"Although the initial panic-buying has subsided, we'll be growing certainly this month and into the foreseeable future," shared Grieco.

The conversation then turned to dilution and outstanding shares. Grieco noted that dilution occurred prior to January 2020, but shared that any shares that are currently being issued are meant for growth. "We are in a position as a company on a cash flow basis to cover the burn-rate," said Grieco. "So, we finally have free available cash flow," he added. "We have to expand very rapidly. We see a need, starting in July, to start delivering at least 25 systems a month," said Grieco.

Jolly then commented on the Company's latest press release detailing a distribution agreement with the UK NHS company. Grieco shared that the agreement will likely begin with five systems starting in July and will later expand to fulfill the needs of their healthcare system.

Grieco then addressed rumors that the Company is expanding into China. Grieco shared that the Company signed an MOU in January of 2020, which required the Company to deliver systems. "When the pandemic broke, we took that out of the equation," said Grieco. "What we have done is tabled any discussions until late summer," he continued. "I don't feel that we should be shipping any systems anywhere as long as we need them here in the United States."

"How are you going to manage this rapid growth?" asked Jolly. Grieco expanded on the potential of the Company's Fort Wayne facility, sharing that the Company can grow by about 40% with this facility. "The Little River facility will be strictly for R&D and speciality orders on equipment," said Grieco when explaining the Company's plan for growth moving forward. "We're going to shift all of the manufacturing to Fort Wayne," he continued, noting that the Company is also taking precautions to make necessary upgrades as they continue to grow.

To close the interview, Grieco shared that the Company has faced major challenges with success and is now on a rapid growth path which includes their work in the healthcare industry, as well as in the oil, gas, and cannabis industries.

To hear Gary Grieco's entire interview, follow the link to the podcast here: https://audioboom.com/posts/7562220-pct-ltd-discusses-its-rapid-growth-and-expansion-plans-with-the-stock-day-podcast

Investors Hangout is a proud sponsor of "Stock Day," and Stock Day Media encourages listeners to visit the company's message board at https://investorshangout.com/

About PCT LTD:

PCT LTD ("PCTL") focuses its business on acquiring, developing and providing sustainable, environmentally safe disinfecting, cleaning and tracking technologies. The company acquires and holds rights to innovative products and technologies, which are commercialized through its wholly-owned operating subsidiary, Paradigm Convergence Technologies Corporation (PCT Corp). Currently trading on OTC, "PCTL" aspires to and is actively engaged in preparations for up-listing its common stock to a national securities exchange. The Company established entry into its target markets with commercially viable products in the United States and now continues to gain market share in the U.S. and U.K.

Forward-Looking Statements:

This press release contains "forward-looking statements" as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21B of the Securities Exchange Act of 1934, as amended. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be "forward-looking statements."

Such statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties, which could cause actual results or events to differ materially from those presently anticipated. Such statements involve risks and uncertainties, including but not limited to: the ability of PCTL to travel to the NYC area for the installation of equipment; PCT Europe Ltd.'s ability to perform as expected, the response of the UK NHS to the first and subsequent installations of PCT's Annihilyzer Infection Control System; PCTL's ability to raise sufficient funds to satisfy its working capital requirements; the ability of PCTL to execute its business plan; any other effects resulting from the information disclosed above; risks and effects of legal and administrative proceedings and government regulation; future financial and operational results; competition; general economic conditions; and the ability to manage and continue growth. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. Important factors that could cause actual results to differ materially from the forward-looking statements PCTL makes in this press release include market conditions and those set forth in reports or documents it files from time to time with the SEC. PCTL undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

View source version on businesswire.com: https://www.businesswire.com/news/home/20200416005907/en/

Contacts

Gary Grieco, CEO and Chairman, PCT LTD

(843) 390-7900 Office

(843) 390-2347 Fax

www.para-con.com

www.pctcorphealth.com

www.survivalyte.com

About The "Stock Day" Podcast

Founded in 2013, Stock Day is the fastest growing media outlet for Nano-Cap and Micro-Cap companies. It educates investors while simultaneously working with penny stock and OTC companies, providing transparency and clarification of under-valued, under-sold Micro-Cap stocks of the market. Stock Day provides companies with customized solutions to their news distribution in both national and international media outlets. The Stock Day Podcast is the number one radio show of its kind in America. Stock Day recently launched its Video Interview Studio located in Phoenix, Arizona.

SOURCE:
Stock Day Media
602-441-3474

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report on Form 8-K in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCT LTD

By: /s/ Gary J. Grieco

Gary J. Grieco, President

Date: April 21, 2020